Exhibit 99.1

Preliminary safety and activity in a first-in-human Phase 1 study of BLU-285, a potent, highly selective inhibitor of KIT and PDGFRα activation loop mutants in advanced gastrointestinal stromal tumor (GIST)

Michael Heinrich[1], Robin Jones[2], Patrick Schoffski[3], Sebastian Bauer[4], Margaret von Mehren[5], Ferry Eskens[6], Philippe Cassier[7], Olivier Mir[8], Hongliang Shi[9], Terri Alvarez-Diez[9], Mary Ellen Healy[9], Beni Wolf[9], Suzanne George[10]

[1]Oregon Health & Sciences University, Oregon, USA; [2]Royal Marsden Hospital/Institute of Cancer Research, London, UK; [3]Leuven Cancer Institute, Leuven, Belgium; [4]University of Essen, Essen, Germany; [5]Fox Chase Cancer Center, Pennsylvania, USA; [6]Erasmus MC Cancer Institute, Rotterdam, Netherlands; [7]Centre Leon Berard, Lyon, France; [8]Institut Gustave Roussy, Paris, France; [9]Blueprint Medicines Corporation, Massachusetts, USA; [10]Dana-Farber Cancer Institute, Massachusetts, USA

EORTC-NCI-AACR Molecular Targets and Cancer Therapeutics Symposium,
Munich, Germany,
01 Dec 2016

Study sponsored by Blueprint Medicines

1

BLU-285 is an investigational agent currently in development by Blueprint Medicines Corporation (Blueprint Medicines) Dr. Michael Heinrich is an investigator for Blueprint Medicines’ ongoing Phase 1 study in unresectable gastrointestinal stromal tumor Dr. Michael Heinrich has the following disclosures: Consultant: Blueprint Medicines, Novartis, MolecularMD Equity interest: MolecularMD Research funding: Blueprint Medicines, Deciphera, Ariad Expert testimony: Novartis Patents: four patents on diagnosis and treatment of PDGFR-mutant GIST Disclosures

Cancer of the interstitial cells of Cajal Primary tumor usually presents as a stomach or intestinal mass Metastatic recurrences spread to liver, peritoneum, and other distant sites Chemotherapy has no impact Gastrointestinal Stromal Tumor (GIST) Most common GI sarcoma Primary mutational hotspots KIT Exons 9 or 11 PDGFR D842V Exons 12 and 18 Resistance mutations KIT Exons 13 and 17 PDGFR D842V Exon 18 Activating RTK mutations drive metastatic GIST KIT ~ 80% PDGFR ~ 8% GI, gastrointestinal; JM, juxtamembrane; KIT, receptor tyrosine kinase protein; PDGFR, platelet-derived growth factor receptor; RTK, receptor tyrosine kinase; TM, transmembrane Barnett & Heinrich (2012) Am Soc Clin Oncol Educ Book;663; Nowain et al (2005) J Gastroen Heptol;20:818; Dematteo et al (2000) Ann Surg;231:51; Plumb et al (2013) Clin Radiol;68:770; Joensuu (2006) 17 Suppl 10:x280 Extracellular Domain JM Domain Kinase Domain-1 Kinase Domain-2 (activation loop) TM Domain Exons 9 11 17 12 18 13 Colon and rectum 5% Small intestine 30% Stomach 60% Duodenum 5%

Advanced GIST has high medical need


Primary resistance
Secondary resistance
1L
imatinib
ORR ~60%
PFS 19 mo
2L
sunitinib
ORR ~7%
PFS 6 mo
3L
regorafenib
ORR ~5%
PFS 4.8 mo
4L
BSC or trial

Resistance mutation	Prevalence	
	Primary	Secondary
KIT Exon 17	~ 1%	2L ~ 20% 3L ~ 90%
PDGFRα D842V	~ 5-6%	rare

- Activation loop mutations are associated with resistance to therapy
- Approved agents are ineffective against PDGFRα D842V
  - ORR ~ 0%
  - mPFS ~ 3 months

mPFS, median progression-free survival; ORR, objective response rate; PFS, progression-free survival

Cassier (2012) CCR;*18:4458*; Yoo (2016) Can Res Treat;48:546; Corless (2005) JCO;*23:5357*; Barnett and Heinrich (2012) Am Soc Clin Onc Ed Book: 663; Demetri (2006) Lancet;*368:1329*; Demetri (2013) Lancet;*381:295-302*

Study sponsored by Blueprint Medicines 4

BLU-285 imatinib sunitinib regorafenib BLU-285 is a highly potent and selective inhibitor of KIT and PDGFR activation loop mutants Tumor regression in KIT exon 11/17* mutant GIST PDX Biochemical profiles Compound PDGFR D842V IC50 nM KIT D816V IC50 nM KIT V560G/D816V IC50 nM BLU-285 0.24 0.27 0.10 imatinib 759 8150 6145 sunitinib 120 207 97.2 regorafenib 810 3640 1685 Exon 17 Exon 11/17 Activation loop Exon 18 JM domain/ activation loop BID, twice daily; IC50, half maximal inhibitory concentration; PDX, patient derived xenograft; QD, once daily Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) *del556-558/Y823D Tumour volume (mm3) Days after the start of treatment 0 10 20 30 0 200 400 600 800 1000 Vehicle QD Imatinib 50 mg/kg BID BLU-285 3 mg/kg QD BLU-285 10 mg/kg QD BLU-285 30 mg/kg QD

BLU-285 Phase 1 study Advanced GIST MTD Dose expansion Unresectable GIST after imatinib and ≥ 1 other TKI PDGFR D842-mutant GIST BLU-285 continuous once daily oral dosing Dose escalation Primary objectives – determine the MTD and RP2D, and assess safety and tolerability Secondary objectives – PK, mutational status, anti-tumor activity Enrolling First patient enrolled October 2015 Anticipated initiation first half 2017 MTD, maximum tolerated dose; PK, pharmacokinetics; RP2D, recommended Phase 2 dose; TKI, tyrosine-kinase inhibitor NCT02508532

Parameter All patients, N = 36 Age (years), median (range) 61 (41 – 77) n (%) GIST subtype KIT mutant PDGFR mutant 18 (50) 18 (50) Metastatic Disease 35 (97) Largest target lesion size (cm) ≤ 5 > 5 – ≤ 10 > 10 pending 8 (22) 12 (33) 14 (39) 2 (6) #Prior TKI, median (range) ≤ 2 > 2 3.5 (0 – 12) 12 (33) 24 (67) Demography and baseline patient characteristics Data are preliminary and based on a cut off date of 1 November 2016

Patients with unresectable GIST Prior imatinib and ≥ 1 TKI PDGFR D842 mutation regardless of prior therapy 3 + 3 dose escalation with additional accrual to dose levels declared safe at a dose escalation meeting 36 patients enrolled over 12 months MTD has not been reached Initial dose escalation results 75% (n=27) of patients remain on treatment, range 0.8 – 12.3 months All PDGFR patients remain on treatment 9 patients off treatment (all due to progressive disease) BLU-285 mg/day Patients treated by dose N = 36 30 3 + 2 enrichment 60 3 + 3 enrichment 90 3 + 3 enrichment 135 3 + 3 enrichment 200 3 + 2 enrichment 300 3 + 1 enrichment 400 4

10000 1000 100 10 1 0 30 mg 60 mg 90 mg 135 mg 200 mg 300 mg Time (hour) 0 10 20 30 10000 1000 100 10 1 0 Plasma concentration (ng/mL) Time (hour) Half-life > 24 hour, supporting QD dosing Relatively rapid absorption: Tmax ~ 2 – 8 hr Accumulation in plasma: 2.5 – 4.7 -fold after 15 days Exposure at 300 mg is at low end of predicted therapeutic range based on KIT Exon 17 mutant xenograft studies BLU-285 pharmacokinetics support once daily dosing C1D15 steady state C1D1 C1D1, Cycle 1 Day 1; C1D15, Cycle 1 Day 15; Tmax, time at which Cmax is observed; QD, once daily 0 20 40 60 80

65 yo female, Primary Gastric GIST, PDGFR D842V Previous surgical de-bulking: stomach; peritoneal metastases x 2; colon Prior response to crenolanib followed by progression Progression on prior dasatinib (no response) Ongoing at Cycle 13 with confirmed partial response (-52% per RECIST 1.1) Radiographic response per RECIST 1.1 in PDGFR D842V GIST (dose level 1, 30 mg) Baseline After 8 weeks, partial response (-42%) Rapid PDGFR D842V ct-DNA decline CT, computerized tomography; ct-DNA, circulating tumor DNA; PR, partial response; RECIST, Response Evaluation Criteria in Solid Tumors PDGFRα D842V [%] Days on study Tumor [mm]

Strong clinical activity against PDGFR D842-mutant GIST at all dose levels Maximum reduction – sum of diameter change from Baseline (%) 30 PDGFRα Exon 14 PDGFRα D842 20 10 0 –10 –20 –30 –40 –50 –60 200 60 60 60 60 135 200 90 90 135 200 135 90 135 30 PR SD PD 14 out of 14 D842-mutant patients with tumor reductions All PDGFR patients remain on treatment The values above/below the bars denote the dose level (mg) QD received by each patient SD, stable disease; PD, progressive disease; PR, partial response

57 year old male, KIT Exon 11 (delWK557-8)/Exon 17 (D816V) mutations Prior imatinib, sunitinib, nilotinib, sorafenib, imatinib + BKM120 Ongoing at Cycle 8 with confirmed partial response per RECIST 1.1 Radiographic response per RECIST 1.1 in heavily pretreated KIT Exon 11/17 GIST (dose level 4, 135 mg) Baseline After 24 weeks, partial response (-62%)

KIT GIST - early dose-response relationship Maximum reduction – sum of diameter change from baseline (%) 80 70 60 50 40 30 20 10 0 -10 -20 -30 -40 -50 -60 -70 Off treatment # BLU-285 30 – 90 mg BLU-285 135 – 300 mg 90 60 30 30 90 30 60 300 135 200 300 300 135 PD SD PR # # # # # # Patient # NB: The values above/below the bars denote the dose level (mg) QD received by each patient 4 of 6 patients with tumor reduction 5 of 6 patients remain on treatment ≥ 5 cycles

Best radiographic response with BLU-285 per RECIST 1.1 Of 7 partial responses, 6 confirmed; 1 pending (still on treatment) DCR, disease control rate Best response (per investigator) PDGFR N=15 n (%) KIT N=13 n (%) Total N=28 n (%) PR 6 (40) 1 (8) 7 (25) SD 9 (60) 6 (46) 15 (54) DCR (PR +SD) 15 (100) 7 (54) 22 (79) PD 0 6 (46) 6 (21)

No DLTs or treatment-related Grade 4 – 5 AEs No patient discontinued BLU-285 due to treatment-related toxicity 11 (31%) patients had Grade 3 or higher AEs; of these, 3 were considered treatment-related: 1 patient with Grade 3 nausea and vomiting 1 patient with Grade 3 anemia and intratumoral hemorrhage 1 patient with Grade 3 hypophosphatemia AEs occurring in ≥ 20% of patients Nausea (42%) Vomiting (33%) Peripheral edema (31%) Fatigue (28%) Constipation (22%) Adverse events associated with BLU-285 AE, adverse event; DLT, dose limiting toxicity

BLU-285 has been well tolerated on a QD schedule at doses of 30 – 400 mg Half-life > 24 hours, supports QD dosing BLU-285 demonstrates strong clinical activity in PDGFR D842-mutant GIST at all dose levels Significant anti-tumor activity in TKI-resistant, KIT-mutant GIST observed at doses ≥ 135 mg with tumor reduction in 4 of 6 patients, including 1 PR Dose escalation continues with the goal of maximizing clinical activity in KIT-mutant GIST and to define the MTD and RP2D Anticipate initiation of expansion cohorts in first half of 2017 Summary

We thank the participating patients, their families, all study co-investigators, and research coordinators at the following institutions: Oregon Health & Sciences University Royal Marsden Hospital/Institute for Cancer Research Leuven Cancer Institute University of Essen Fox Chase Cancer Center Erasmus MC Cancer Institute Centre Leon Berard Institut Gustave Roussy Dana-Farber Cancer Institute Acknowledgments